Exhibit 10.1

AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), is dated as of July 29, 2016 (the “Effective Date”), and is entered into by and among:

(a) CMC Receivables, Inc., a Delaware corporation (the “Seller”),

(b) Commercial Metals Company, a Delaware corporation (“CMC” or the “Servicer”),

(c) Wells Fargo Bank, N.A., a national banking association (“WFB” or a “Committed Purchaser”),

(d) Coöperatieve Rabobank U.A. (“Rabobank” or a “Committed Purchaser”),

(e) Nieuw Amsterdam Receivables Corporation B.V. (“Nieuw Amsterdam” or a “Conduit Purchaser” and, together with the Committed Purchasers, the “Purchasers”),

(f) Rabobank in its capacity as administrator of the Nieuw Amsterdam Funding Group (in such capacity, together with its successor and assigns in such capacity, the “Nieuw Amsterdam Administrator”), and

(g) WFB in its capacity as administrative agent for the Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

Preliminary Statements

The parties hereto desire to amend that certain Receivables Purchase Agreement, dated as of April 5, 2011 (as amended, restated, or modified from time to time prior to the date hereof, the “Current Receivables Purchase Agreement”), on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Current Receivables Purchase Agreement.

2. Amendment. On the terms and subject to the conditions set forth herein, the definition of “Facility Termination Date” set forth in Exhibit I of the Current Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Termination Date” means the earlier of (i) August 15, 2019, and (ii) the Amortization Date.

3. Effect of Amendment. Except as specifically amended hereby, the Current Receivables Purchase Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Current Receivables Purchase Agreement but shall constitute an amendment thereto to the extent set forth herein. Upon the effectiveness of this Amendment, with effect from the Effective Date, each reference in the Current Receivables Purchase Agreement to the “Receivables Purchase Agreement”, “this Agreement”, “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Current Purchase Agreement as amended hereby.

4. Representations and Warranties. In order to induce the Administrative Agent, the Nieuw Amsterdam Administrator and the Purchasers to enter into this Amendment, each of the Seller and the Servicer hereby represents and warrants that (i) its execution and delivery of this Amendment is within its corporate powers and authority and has been duly authorized by all necessary corporate action on its part, (ii) this Amendment has been duly executed and delivered by it, (iii) each of its representations and warranties set forth in Article III of the Receivables Purchase Agreement is true and correct on and as of the Effective Date as though made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case each of such representations and warranties remains true and correct in all material respects as of such earlier date, and (iv) no Investment Excess exists on and as of the Effective Date.

5. Conditions Precedent. Effectiveness of this Amendment is subject to (a) receipt by the Administrative Agent of (i) counterparts hereof duly executed by each of the parties hereto, (ii) counterparts of a new Fee Letter duly executed by each of the parties thereto, and (b) receipt by each of the Committed Purchasers in immediately available funds of the upfront fee referenced therein.

6. Miscellaneous.

6.1. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

6.2. Integration; Binding Effect. This Amendment and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior or contemporaneous oral or written understandings. There are no unwritten oral agreements between the parties hereto with respect to the transactions contemplated by this Agreement and the other Transaction Documents. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

6.3. Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.4. Reaffirmation. Except as expressly modified herby, the Current Receivables Purchase Agreement is hereby ratified and remains unaltered and in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CMC RECEIVABLES, INC., AS SELLER

By:	/s/ Carey J. Dubois
Name:	Carey J. Dubois
Title:	Treasurer

COMMERCIAL METALS COMPANY, AS THE SERVICER

By:	/s/ Carey J. Dubois
Name:	Carey J. Dubois
Title:	V.P. & Treasurer

WELLS FARGO BANK, N.A., AS A COMMITTED PURCHASER AND AS ADMINISTRATIVE AGENT

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President

COÖPERATIEVE RABOBANK U.A., AS A COMMITTED PURCHASER AND AS NIEUW AMSTERDAM ADMINISTRATOR

By:	/s/ R.G.T.J. Raaijmakers
Name:	R.G.T.J. Raaijmakers
Title:	Head Client Solutions NL

By:	/s/ Jennifer Vervoorn
Name:	Jennifer Vervoorn
Title:	Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., AS A CONDUIT PURCHASER

By:	/s/ S. Galesloot
Name:	S. Galesloot
Title:	Proxyholder

By:	/s/ G. J. Huizing
Name:	G. J. Huizing
Title:	Proxyholder